                       LETTER OF TRANSMITTAL AND CONSENT
                                  RELATING TO
                   OFFER TO PURCHASE AND CONSENT SOLICITATION
                                       BY
                            AT&T CAPITAL CORPORATION
                                      FOR
                             CAPITA PREFERRED TRUST
         9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm' ('TOPrS'sm'')
                               (CUSIP 139710206)
                            FOR $29.69 PER SECURITY

THE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 21, 1998, UNLESS EXTENDED.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

               If by mail:                                 If by hand:                          If by overnight delivery:
       First Chicago Trust Company                 First Chicago Trust Company                 First Chicago Trust Company
               of New York                                 of New York                                 of New York
           Tenders & Exchanges                         Tenders & Exchanges                         Tenders & Exchanges
                Suite 4660                    c/o Securities Transfer and Reporting                     Suite 4680
               PO. Box 2569                               Services Inc.                         14 Wall Street, 8th Floor
    Jersey City, New Jersey 07303-2569          One Exchange Plaza -- Third Floor                     New York 10005
                                                     New York, New York 10006

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THE 'LETTER OF TRANSMITTAL') OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS LETTER OF TRANSMITTAL IS TO BE USED BY BOTH (1) HOLDERS OF SECURITIES WHO ARE TENDERING PURSUANT TO THE OFFER AND (2) HOLDERS OF SECURITIES WHO ARE ONLY CONSENTING TO THE PROPOSED AMENDMENTS AND NOT TENDERING THEIR SECURITIES.

     ANY HOLDER OF SECURITIES WHO HAS ANY QUESTIONS AS TO HOW TO COMPLETE THIS LETTER OF TRANSMITTAL SHOULD CONTACT GEORGESON & COMPANY INC., THE INFORMATION AGENT, AT (800) 223-2064 (TOLL FREE) AND FOR BANKS AND BROKERS (212) 440-9800.

------------
'sm' 'Trust Originated Preferred Securities' and 'TOPrS' are service marks of Merrill Lynch & Co.

     THE INSTRUCTIONS PERTAINING TO THIS LETTER OF TRANSMITTAL, WHICH BEGIN ON THE FOLLOWING PAGE, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal relates to the offer by AT&T Capital Corporation ('AT&T Capital') to purchase any and all 9.06% Trust Originated Preferred Securities (the 'Securities') of Capita Preferred Trust (the 'Trust') for cash upon the terms and subject to the conditions set forth in the accompanying Offer to Purchase and Consent Solicitation, dated July 27, 1998 (as amended or supplemented and including the documents incorporated therein by reference, the 'Offer to Purchase and Consent Solicitation') and this Letter of Transmittal (together, the 'Offer'). Capitalized terms used and not defined herein have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation.

     Unless an Agent's Message is utilized, this Letter of Transmittal is to be completed for tenders of Securities made by book-entry transfer by participants ('DTC Participants') of The Depository Trust Company ('DTC') into the account of First Chicago Trust Company of New York, as Depositary (the 'Depositary'), at DTC pursuant to the procedures described under 'Terms of the Offer -- Procedures for Tendering Securities' in the Offer to Purchase and Consent Solicitation. Holders of Securities who tender Securities by book-entry transfer are referred to herein as 'Book-Entry holders.'

     This Letter of Transmittal is also to be completed by DTC Participants acting on behalf of beneficial owners who have elected not to tender their Securities pursuant to the Offer but have elected to consent to the Proposed Amendments (as defined in the Offer to Purchase and Consent Solicitation) pursuant to the procedures described under 'The Consent
Solicitation -- Procedures for Consenting' in the Offer to Purchase and Consent Solicitation.

     HOLDERS OF SECURITIES AS OF JULY 20, 1998 (THE 'RECORD DATE') WHO VALIDLY TENDER THEIR SECURITIES WILL BE DEEMED TO HAVE GIVEN THEIR CONSENT WITH RESPECT TO SUCH SECURITIES TO THE PROPOSED AMENDMENTS.

     HOLDERS OF SECURITIES WHO PURCHASE, OR WHOSE PURCHASE SETTLES OR IS RECORDED, AFTER THE CLOSE OF BUSINESS ON THE RECORD DATE WILL HAVE THE RIGHT TO TENDER THEIR SECURITIES IN THE OFFER BUT WILL NOT HAVE THE RIGHT TO PROVIDE CONSENTS.

     HOLDERS OF SECURITIES AS OF THE RECORD DATE WILL BE PERMITTED TO PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS EVEN IF THEY DO NOT TENDER THEIR SECURITIES.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the holder(s) of the Securities (which shall include any DTC Participant whose name appears on a security position listing as the owner of Securities) tendered herewith, (ii) if any Securities are tendered for an account of an Eligible Institution (as defined below) or
(iii) if this Letter of Transmittal is being signed by the holder of Securities solely for the purpose of providing a Consent to the Proposed Amendments and not tendering any Securities. If the tendered Securities are registered in the name(s) of someone other than the undersigned, such tendered Securities must be endorsed or accompanied by written instruments of transfer in form satisfactory to AT&T Capital and duly signed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an 'Eligible Institution'). See Instruction 4.

2. DELIVERY OF LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be completed (a) unless an Agent's Message is utilized pursuant to the procedure for tender by book-entry transfer set forth under 'Terms of the Offer -- Procedures for Tendering Securities' in the Offer to Purchase and Consent Solicitation, or (b) if only Consents to the Proposed Amendments are being provided (and the Securities are not being tendered). Timely confirmation (a 'Book-Entry Confirmation') of a book-entry transfer of such Securities into the Depositary's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly signed, with any required signature guarantees, or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (unless Securities are being tendered pursuant to the procedures for guaranteed delivery described in the following paragraph).

     If the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Depositary has received at one of the addresses set forth herein prior to the Expiration Date, a signed letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the name(s) in which the Securities are registered, and stating that the tender is being made thereby and guaranteeing that within two New York Stock Exchange ('NYSE') trading days after the date of signature of such letter, telegram or facsimile transmission by the Eligible Institution, a confirmation of book-entry transfer of such Securities into the Depositary's account at DTC will be delivered by such Eligible Institution. Unless a confirmation of book-entry transfer of such Securities into the Depositary's account at DTC in accordance with DTC's Automated Tender Offer Program ('ATOP') procedures, if applicable, is received, AT&T Capital may, at its option, reject the tender.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Securities will be accepted for purchase. By signing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Securities for purchase.

3. CONSENTS.

     HOLDERS OF SECURITIES AS OF THE RECORD DATE WHO TENDER THEIR SECURITIES PURSUANT TO THE OFFER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS. In addition, holders of Securities as of the Record Date have the right to Consent to the Proposed Amendments (regardless of whether they tender their Securities) by executing the Consent included in this Letter of Transmittal. By executing a Notice of Guaranteed Delivery, a registered holder of Securities as of the Record Date is deemed to have tendered the Securities described in such Notice of Guaranteed Delivery and to have given their Consent to the Proposed Amendments with respect to their Securities so tendered. The Offer to Purchase and Consent Solicitation and related documents are being sent to all persons in whose name Securities are registered on the books of the Property Trustee as of July 20, 1998, which is the Record Date. Holders of Securities who purchase or whose purchase is recorded after the Record Date and who wish to tender in the Offer are not eligible to Consent to the Proposed Amendments. Any holder of Securities as of the Record Date, which are registered in the name of a person other than such holder, must establish to the satisfaction of AT&T Capital such holder's entitlement to give such Consent. This will ordinarily require an assignment by such registered holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 4. Any person who is the beneficial owner but not the registered holder of Securities must arrange for the registered transfer of such Securities prior to tendering or direct the registered holder to tender on behalf of the beneficial holder.

4. SIGNATURES ON LETTER OF TRANSMITTAL.

     If this Letter of Transmittal or the Notice of Guaranteed Delivery is signed by the holder(s) of the Securities tendered hereby or for which Consents are provided hereby, the signature(s) must correspond with the name(s) as registered.

     If any of the Securities tendered hereby or for which Consents are provided hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Securities tendered hereby or for which Consents are provided hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

5. STOCK TRANSFER TAXES.

     Because the Securities represent undivided interests in the Trust, there will be no stock transfer taxes due or payable with respect to the sale and transfer of any Securities pursuant to the Offer.

6. SUBSTITUTE FORM W-9.

     Under the federal income tax laws, the Depositary may be required to withhold 31% of the amount of any cash payments made pursuant to the Offer. In order to avoid such backup withholding, each tendering holder, and, if applicable, each other payee, is requested to provide such holder's or payee's correct taxpayer identification number, and certify that such holder or payee is not subject to such backup withholding by completing and signing the box entitled 'Substitute Form W-9' set forth on page 13 of this Letter of Transmittal. In general, if a holder or payee is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the holder or payee providing such number may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain holders or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such holder or payee is requested to submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and/or how to complete the Substitute Form W-9 if the Securities are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

7. WAIVER OF CONDITIONS.

     The conditions of the Offer may be waived by AT&T Capital from time to time in accordance with, and subject to the limitations described in, the Offer to Purchase and Consent Solicitation. AT&T Capital, however, may not waive the condition that requires Requisite Consents (as defined in the Offer to Purchase and Consent Solicitation).

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES; INADEQUATE SPACE.

     Requests for assistance or additional copies of the Offer to Purchase and Consent Solicitation and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth herein.

     If the space provided herein is inadequate, the certificate numbers and/or the amounts of Securities should be listed on a separate signed schedule attached hereto.

9. SOLICITED TENDERS.

     AT&T Capital will pay to Soliciting Dealers (as defined herein) designated by the beneficial owner of the Securities validly tendered and accepted pursuant to the Offer a solicitation fee of $0.375 per Security tendered for cash (except that in the case of transactions equal to or exceeding 10,000 Securities, AT&T Capital will pay $0.25 per Security tendered for cash), in each case subject to certain conditions. For purposes of this Instruction 9, 'Soliciting Dealer' includes (i) any broker or dealer in securities, including the Dealer Manager in its capacity as dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the 'NASD'), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer in respect of Securities registered in the name of such Soliciting Dealer unless such Securities are held by such Soliciting Dealer as nominee and such Securities are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Securities unless this Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned 'Solicited Tenders.'

     In order to receive a solicitation fee, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within two NYSE trading days after the Expiration Date. If a Notice of Solicited Tenders is not received by the Depositary within two trading days after the Expiration Date, no solicitation fee will be paid to such Soliciting Dealer. No solicitation fee shall be payable to a Soliciting Dealer in respect of Securities (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Securities are held by such Soliciting Dealer as nominee and such Securities are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or the Notice of Solicited Tenders.

10. IRREGULARITIES.

     All questions as to the number of Securities to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Securities will be determined by AT&T Capital, in its sole discretion, which determination shall be final and binding. AT&T Capital reserves the absolute right to reject (i) any or all tenders made pursuant to the Offer determined by it not to be in appropriate form or (ii) the acceptance of or payment for any Securities which would, in the opinion of AT&T Capital's counsel, be unlawful. AT&T Capital also reserves the absolute right to waive any of the conditions set forth in the Offer (other than the Requisite Consent Condition as described in the Offer to Purchase and Consent Solicitation) or any defect or irregularity in any tender with respect to any particular Securities or any particular holder, and AT&T Capital's interpretation of the terms and conditions of such Offer (including these instructions) will be final and binding. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived prior to the Expiration Date or such times as AT&T Capital shall determine. Neither AT&T Capital, the Depositary, the Information Agent, the Dealer Manager nor any other person will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, tendering holders of Securities may be subject to backup withholding unless the Depositary is in possession of such holder's correct taxpayer identification number ('TIN') on a Substitute Form W-9. If the holder is an individual, the TIN is his or her social security number. If the payor is not in possession of the correct TIN, payments that are made to such holder or other payee with respect thereto may be subject to 31% backup withholding. To avoid backup withholding, tendering holders are requested to complete the Substitute Form W-9 below. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for more instructions.

     Certain holders of Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the holder of Securities is requested to submit a signed Form W-8 attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments that would be made in respect of the Securities. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the holder of Securities has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Securities or other payee should also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary may withhold 31% of payments made with respect to Securities prior to the time a properly certified TIN is provided to the payor. However, such amounts will be refunded to each such holder of Securities if a TIN is provided to the payor within 60 days.

     The holder of Securities should give the payor the TIN of the record owner of the Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Securities. If the Securities are in more than one name or are not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

           NOTE: SIGNATURES MUST BE PROVIDED ON PAGES 12 AND 13 BELOW
                PLEASE READ THE PRECEDING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders Securities to AT&T Capital pursuant to the offer by AT&T Capital to purchase Securities for cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation, the receipt of which is hereby acknowledged, and in this Letter of Transmittal (together, the 'Offer'). Holders of Securities as of the Record Date who tender in the Offer will be deemed to have provided their Consents to the Proposed Amendments with respect to such Securities tendered.

     Subject to and effective upon acceptance for purchase of the Securities tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of AT&T Capital all right, title and interest in and to all the Securities that are being tendered hereby and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer ownership of such Securities on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to the Depositary, (b) present such Securities for transfer on the books of the Trust and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Securities tendered hereby and to acquire the cash issuable or deliverable upon the purchase of such tendered Securities and that, when the undersigned's Securities are accepted for purchase, AT&T Capital will acquire good and unencumbered title to such tendered Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, sign and deliver any additional documents deemed by AT&T Capital to be necessary or desirable to complete the exchange, assignment and transfer of tendered Securities or to transfer ownership of such Securities.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer to Purchase and Consent Solicitation, this tender is irrevocable.

     The undersigned understands that tenders of Securities pursuant to any one of the procedures described in 'Terms of the Offer -- Procedures for Tendering Securities' in the Offer to Purchase and Consent Solicitation and in the instructions hereto will constitute agreements between the undersigned and AT&T Capital upon the terms and subject to the conditions of the Offer.

     Please cause the cash purchase price to be credited to the account at DTC.

PLEASE COMPLETE:

-----------------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SECURITIES TENDERED OR CONSENTED
-----------------------------------------------------------------------------------------------------------------------------------
                        NAME(S) AND ADDRESS(ES) OF HOLDER(S)                          [ ] 9.06% TRUST ORIGINATED PREFERRED
          (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S).)                 SECURITIES OF CAPITA PREFERRED TRUST
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF SECURITIES
                                                                                                              NOT TENDERED BUT AS
                                                                                            NUMBER OF            TO WHICH ONLY
                                                                                      SECURITIES TENDERED*   CONSENTS ARE GIVEN**
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     ----------------------------------------------

                                                                                     ----------------------------------------------

                                                                                     ----------------------------------------------

                                                                                     ----------------------------------------------

                                                                                     ----------------------------------------------

                                                                                     ----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   *Unless otherwise indicated, the holder will be deemed to have tendered the full number of Securities held by such holder.

  **Need not be completed by holders who tender all of such holder's Securities. A valid tender by holders as of the Record Date will constitute their Consents to the Proposed Amendments.
-----------------------------------------------------------------------------------------------------------------------------------


                       PLEASE DESIGNATE IN THE BOX BELOW
                ANY SOLICITING DEALER WHO SOLICITED YOUR TENDER.

                               SOLICITED TENDERS

The undersigned represents that the Soliciting Dealer who solicited and obtained this tender is:

Name of Firm:  .................................................................
                                       (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:  ......................................................

Identification Number (if known):  .............................................

Address:  ......................................................................

 ...............................................................................
                               (INCLUDE ZIP CODE)

                                   SIGN HERE

x ...................................   x ...................................
x ...................................   x ...................................
          SIGNATURE(S)                    PRINT NAME(S) AND ADDRESS(ES) HERE

Dated:  .......................

COMPLETE THE FOLLOWING:

     Name of Tendering Institution:  ...........................................

     Account No.:  .............................................................

     Transaction Code No.:  ....................................................

[ ] CHECK HERE IF TENDERED SECURITIES ARE BEING
   DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
   PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Securityholder(s):  .......................................

Date of Execution of Notice of Guaranteed Delivery:  ...........................

Name of Institution which Guaranteed Delivery:  ................................

If delivery is by book-entry transfer:

Name of Tendering Institution:  ................................................

Account No.:  ..................................................................

Transaction Code No.:  .........................................................

UNLESS YOU ARE AN ELIGIBLE INSTITUTION, IF YOU HAVE COMPLETED THE BOX IMMEDIATELY ABOVE, YOU MUST HAVE THE 'GUARANTEE OF SIGNATURE(S)' PORTION OF THE BOX ON PAGE 12 COMPLETED BY AN ELIGIBLE INSTITUTION.

COMPLETE ONLY IF CONSENTING BUT NOT TENDERING:

                                    CONSENT

     The undersigned, a registered holder of Securities as of July 20, 1998, hereby consents or withholds consent as specified below with respect to the Proposed Amendments and appoints the Depositary its agent and attorney-in-fact (with full knowledge that the Depositary also acts as the agent of AT&T Capital) with respect to such consent given hereby with full power of substitution to deliver this Letter of Transmittal to AT&T Capital, the Partnership, the Trust and The First National Bank of Chicago, as Property Trustee and holder of the Partnership Preferred Securities owned by the Trust.

                                CHECK ONE BOX ONLY

                     CONSENT [ ]      WITHHOLD CONSENT [ ]

 ............... Number of Securities for which Consent is being delivered

     The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the execution of this Letter of Transmittal and coupled with an interest.

     The undersigned understands that the Consent delivered pursuant to this Letter of Transmittal will constitute a binding agreement between the undersigned and AT&T Capital upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation and in this Letter of Transmittal.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity, dissolution or liquidation of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     Unless otherwise specified in the table on page 8, this Letter of Transmittal relates to all Securities held by the undersigned. If the space provided above is inadequate, list all such information on a separate signed schedule and affix the schedule to this Letter of Transmittal.

     The terms and conditions of the Consent Solicitation set forth in the Offer to Purchase and Consent Solicitation, those terms and conditions set forth in 'The Consent Solicitation -- Procedures for Consenting,' are hereby incorporated herein by reference and form part of the terms and conditions of this Letter of Transmittal.

PLEASE COMPLETE:

                       HOLDER(S) OF SECURITIES SIGN HERE
  (PLEASE COMPLETE AND SIGN THE BOX ENTITLED 'SUBSTITUTE FORM W-9' ON PAGE 13)

       Must be signed exactly as name(s) appear(s) on a security position listing. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.

  X  .........................................................................

  X  .........................................................................
                                                   SIGNATURE(S) OF OWNER(S)

  Dated:  ....................................................................

  Name(s):  ..................................................................
                                                        (PLEASE PRINT)

  Capacity (full title):  ....................................................

  Address:  ..................................................................
                                                      (INCLUDE ZIP CODE)

  Area Code and Telephone No.:  ..............................................

                   GUARANTEE OF SIGNATURE(S) (IF APPLICABLE)
                           (SEE INSTRUCTIONS 1 AND 4)

  Authorized Signature:  .....................................................

  Name:  .....................................................................

  Title:  ....................................................................

  Address:  ..................................................................

  Name of Firm:  .............................................................

  Area Code and Telephone No.:  ..............................................

  Dated:  ....................................................................

                   TO BE COMPLETED BY ALL TENDERING HOLDERS:
                 PAYOR: FIRST CHICAGO TRUST COMPANY OF NEW YORK

   SUBSTITUTE                    PART 1: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT       TIN:____________________
                                 AND CERTIFY BY SIGNING AND DATING BELOW                    SOCIAL SECURITY NUMBER
                                                                                                 OR EMPLOYER
                                                                                            IDENTIFICATION NUMBER
 FORM W-9
DEPARTMENT OF THE TREASURY       PART 2: Check the box if you are NOT subject to backup withholding under the
INTERNAL REVENUE SERVICE         provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3)
                                 the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]

   PAYOR'S REQUEST FOR TAXPAYER  PART 3: Awaiting TIN [ ] (And see certification box below.)
   IDENTIFICATION ('TIN') AND
   CERTIFICATION

   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

   SIGNATURE ...................................................................

   DATE ........................................................................


           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
              THE BOX IN PART 3 OF THE ABOVE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that 31% of all reportable payments made to me will be withheld until I provide a number and that if such number is provided to you within sixty (60) days, such withheld amounts will be refunded.

SIGNATURE ...............................    DATE ..............................

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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                    The Information Agent for the Offer is:

                            GEORGESON & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (toll free)
                        Banks and Brokers Call Collect:
                                 (212) 440-9800

     Any questions or requests for assistance or additional copies of the Offer to Purchase and Consent Solicitation or the Letter of Transmittal or for copies of the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone number and location set forth above. You may also contact the Dealer Manager or your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                       World Financial Center-North Tower
                         New York, New York 10281-1307
                           (888) ML4-TNDR (toll-free)
                                 (888) 654-8637
                          Attention: Susan L. Weinberg


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